UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number           811-23057
         Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
      227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
      227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:    (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period:  October 1, 2016 – September 30, 2017

Item 1.  Reports to Stockholders.
The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	September 30, 2017

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended September 30, 2017.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed Fund, the Fund does not have a market price or market price return. For the annual fiscal period ended September 30, 2017, the Fund provided a total return based on net asset value (NAV) of 13.60%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2017, the Fund’s NAV was $1,112.09 per share, compared with $1,068.74 per share on September 30, 2016.
The Fund made four distributions in the period: $24.375 on December 30, 2016, $24.375 on March 31, 2017, $24.375 on June 30, 2017, and $26.8125 on September 29, 2017. The distribution rate at the end of the period, based on the closing NAV, was 9.64%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(d) on page 32 for more information on distributions for the period.
During the period, the Board of Trustees approved three tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock. All three were successfully completed, the most recent on October 6, 2017. The tender offers are discussed in more detail elsewhere in this report.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is an affiliate of Guggenheim.
To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 3

(Unaudited) continued	September 30, 2017

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Energy & Income Fund
October 31, 2017

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QUESTIONS & ANSWERS (Unaudited)	September 30, 2017

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Adam Bloch, Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended September 30, 2017.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and

•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the annual fiscal period ended September 30, 2017, the Fund provided a total return based on net asset value (NAV) of 13.60%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2017, the Fund’s NAV was $1,112.09 per share, compared with $1,068.74 per share on September 30, 2016.
What were the Fund’s distributions for the period?
The Fund made four distributions in the period: $24.375 on December 30, 2016, $24.375 on March 31, 2017, $24.375 on June 30, 2017, and $26.8125 on September 29, 2017. The distribution rate at the end of the period, based on the closing NAV, was 9.64%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 1(d) on page 32 for more information on distributions for the period.
Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange.
Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either:

6 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV.
The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board of Trustees approved three tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
April 7, 2017	1,988	10,011	$1,149.25
July 7, 2017	1,940	9,629	$1,105.21
October 6, 2017	1,894	11,059	$1,112.83

In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
What were macroeconomic conditions over the period?
The animal spirits that helped lift risk asset prices after the presidential election in November continued throughout 2017. The S&P 500 Index set many new record highs and high yield corporate bond spreads approached cycle lows. Risk appetite paused slightly as the third quarter drew to a close, however, as investors grappled with the implications of the tax reform and geopolitical concerns.
The economic data continues to provide positive momentum to the market. Recent job gains have been strong, and we anticipate a further acceleration of wage growth as the labor market continues to tighten. Consumer spending stands to benefit from solid income and wealth gains, with household net worth at an all-time high. Manufacturing remains strong as measured by the ISM manufacturing index, which has remained in expansionary territory for 13 consecutive months through September 2017. Buoyant consumer sentiment and low household debt service outlays also support the positive outlook. On the business investment side, we expect various factors to be
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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

supportive, including the uptick in global industrial production growth, the surge in small-business optimism, and growth in corporate earnings.
In June, the Federal Open Market Committee (FOMC) raised the Fed Funds target rate for the second time to a range of 1.0–1.25%. The rate hike had little impact on markets, as statements by Fed Governors indicated that a hike was likely in the weeks leading up to the decision. In September, the Federal Reserve announced that it would allow about $10 billion total of Agency and Treasuries to mature on a monthly basis starting in October 2017. While this is very small relative to their $4.3 trillion portfolio, the Fed is the first among the major central banks to decrease the level of accommodation compared to the Bank of Japan and the European Central Bank.
Assuming no major shocks, we now expect the economy will grow by between 2.0–2.5 percent in real terms in 2017 and 2018. The more likely downside risks to our baseline outlook would pose only temporary setbacks. The destruction caused by hurricanes Harvey, Irma, and Maria has resulted in localized disruptions to the housing, retail, and labor markets. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.
How did the high yield energy market perform in this environment?
For the period, the Energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned 11.78%. Rising oil prices provided the biggest boost to the sector as all subsectors within the Energy sector contributed to performance, with oilfield services the best-performer.
By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 8.88% and the Credit Suisse Leveraged Loan Index returned 5.36%. High-yield bonds were also one of the best-performing fixed income asset classes for the period, beating investment grade and government bonds.
What happened to the price of oil over the period?
Oil prices as measured by West Texas Intermediate oscillated in a narrow trading range for the twelve-month period ended September 30, 2017. From its low of $47 per barrel in late November, oil climbed to a period high of $55 in February and back down again. Oil ended the period on an upswing, near $52 per barrel.
Oil prices rose towards the end of 2016, driven by the November agreement by OPEC and other exporting nations including Russia to a 2% global production cut in the first half of 2017. Later, as concerns grew about the cartel’s ability to hold down production levels, prices dropped back to around $50 per barrel in March. The production cut also provided a boost to U.S. shale producers, who ramped up their output to the highest level in over a year.
But concern over whether the cartel could hold down production levels, plus geopolitical threats, then took prices down to $43 by early June, despite OPEC having extended in May its agreement for another nine months. U.S. shale producers output slowed in late summer due to rising costs and fewer new rigs, which, along with forecasts for stronger demand, boosted oil prices to about $52 by the end of September.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

Oil prices remain in line with GPIM’s expectations. Despite the swings of the past 12 months, the fundamentals continue to suggest a gradual normalization of supply in the market, as cuts in other parts of the world are offset by U.S. shale production increases. We anticipate that oil will stay in the current range, despite the potential for slippage in the agreement of OPEC members.
What has been energy’s impact on leveraged credit?
The high yield bond market, and specifically high yield energy, has benefited from the improvement in the price of oil over the last year. The post-election credit rally continued into 2017 with a few pauses along the way, but directionally prices continued to move higher.
Exceptional new issuance volumes throughout the period were driven by a resurgence in refinancing activity as borrowers opportunistically reduced their cost of debt in the face of the Fed raising rates. Refinancing volumes historically average 43% of new-issue volume for high yield bonds. At the end of the period, it totaled 64% of new issuance volume. Energy currently makes up about 14% of the Barclays HY Index.
The level of bankruptcies continues to slow, driven by improving fundamentals. Declining default rate projections have caused spreads to retrace nearly all of the widening that has taken place since the beginning of the oil bear market in July 2014. After rising to more than 18% in November, the default rate for U.S. high yield energy companies is expected to fall to below 3% by the end of 2017. Excluding commodity sectors, the trailing 12-month high yield default rate remains near post-crisis lows.
How is the portfolio positioned at the end of the period?
A key tenet of the Fund’s portfolio construction is to mitigate downside risk, without giving up upside potential. GPIM has addressed this through focusing on secured paper in addition to bonds, even though the Fund has healthy allocations to both. We has migrated toward sectors where it believes there is less downside commodity price risk and significant asset coverage, where the Fund can pick up securities at discounts. GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
The Fund’s portfolio consists of about 40% secured paper, which we believe is defensive as it places the Fund higher up in the capital structure and protects collateral. The majority of assets are now trading above book price, with only a handful trading below. This increases our confidence that the Fund can continue to deliver on its dividend. In addition, the portfolio has about 70% energy exposure, which has remained consistent over the period.
The Fund is overweight midstream, market weight in E&P, and underweight in services and refining relative to the benchmark. GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
Leveraged loans remain the more defensive leveraged credit opportunity, given their senior secured position in the capital structure. The default rate among loans of commodity-related issuers has peaked and will continue to fall as oil prices stabilize and trend higher.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

While we have a constructive view on oil and natural gas prices, we have not been finding value in bank loan energy credits as they are not attractive in the current environment where oil trades between $50 and $60 per barrel. We continue to remain underweight the more cyclical sectors like energy and metals and mining within bank loans. We believe a more conservative way to express a view on commodity prices is through utilities, in which investments have a first lien on power plants.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of September 30, 2017, the Fund’s leverage was approximately 26%. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV of common shares to be more volatile and can magnify the effect of any losses.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2017

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

Fund Statistics
Net Asset Value		$1,112.09
Net Assets ($000)		$84,358

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED SEPTEMBER 30, 2017
		Since
	One	Inception
	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	13.60%	14.75%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	97.9%
Senior Floating Rate Interests	32.5%
Money Market Fund	2.2%
Common Stocks	1.9%
Asset-Backed Securities	1.1%
Warrants	0.1%
Total Investments	135.7%
Other Assets & Liabilities, net	(35.7)%
Total Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2017

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2017

Ten Largest Holdings	% of Total Net Assets
Cactus Wellhead 7.32%, 07/31/20	4.0%
Unit Corp. 6.63%, 05/15/21	3.9%
American Midstream Partners Limited Partnership /
American Midstream Finance Corp. 8.50%, 12/15/21	3.2%
Viva Alamo LLC 5.57%, 02/22/21	3.0%
Exterran Energy Solutions Limited Partnership /
EES Finance Corp. 8.13%, 05/01/25	2.9%
Terraform Global Operating LLC 9.75%, 08/15/22	2.7%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/24	2.7%
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/25	2.6%
LBC Tank Terminals Holding Netherlands BV 6.88%, 05/15/23	2.6%
Moss Creek Resources LLC 9.50%, 04/07/22	2.5%
Top Ten Total	30.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
BBB	9.6%
BB	34.3%
B	39.0%
CCC	8.4%
NR**	5.7%
Other	1.4%
Cash & Cash Equivalents	1.6%
Total Investments	100.0%

* Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.
** NR securities do not necessarily indicate low credit quality.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017

	Shares	Value

COMMON STOCKS† – 1.9%
Energy – 1.9%
SandRidge Energy, Inc.*	39,465	$792,851
Approach Resources, Inc.*	279,588	701,766
Titan Energy LLC*	23,593	106,169
Total Energy		1,600,786
Total Common Stocks
(Cost $2,346,352)		1,600,786

WARRANTS†† – 0.1%
Comstock Resources, Inc.*
09/06/18	7,838	47,577
Total Warrants
(Cost $47,089)		47,577

MONEY MARKET FUND† – 2.2%
Dreyfus Treasury Securities Cash Management Fund – Institutional Class 0.90%[1]	1,870,312	1,870,312
Total Money Market Fund
(Cost $1,870,312)		1,870,312

	Face
	Amount~	Value
CORPORATE BONDS†† – 97.9%
Energy – 59.2%
Unit Corp.
6.63% due 05/15/21[2]	3,250,000	$3,258,124
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[2]	2,625,000	2,710,312
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	2,350,000	2,432,250
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	2,100,000	2,268,000
Hess Corp.
4.30% due 04/01/27[2]	1,200,000	1,189,425
8.13% due 02/15/19	750,000	805,302
7.88% due 10/01/29	200,000	242,728
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[2]	2,200,000	2,233,000
QEP Resources, Inc.
6.88% due 03/01/21	1,500,000	1,578,750
5.25% due 05/01/23	600,000	583,500
PDC Energy, Inc.
7.75% due 10/15/22	1,500,000	1,561,875
6.13% due 09/15/24	450,000	470,250
CONSOL Energy, Inc.
8.00% due 04/01/23[2]	1,900,000	2,018,864

See notes to financial statements.
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SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 97.9% (continued)
Energy – 59.2% (continued)
Whiting Petroleum Corp.
5.75% due 03/15/21[2]	2,050,000	$2,014,125
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3]	1,775,000	1,839,344
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[2]	850,000	919,927
5.63% due 04/15/23[2]	750,000	831,270
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[2]	1,500,000	1,699,143
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,629,438
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,618,240
Marathon Petroleum Corp.
3.40% due 12/15/20[2]	1,500,000	1,548,022
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	1,300,000	1,340,625
5.75% due 04/01/25	200,000	204,250
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20[2]	1,500,000	1,531,875
Antero Resources Corp.
5.00% due 03/01/25[2]	1,500,000	1,522,500
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[3]	1,500,000	1,168,125
Gibson Energy, Inc.
6.75% due 07/15/21[3]	561,000	580,635
5.25% due 07/15/24[3]	CAD 700,000	559,553
MPLX, LP
4.88% due 12/01/24[2]	1,000,000	1,077,563
DCP Midstream Operating, LP
5.35% due 03/15/20[3]	1,025,000	1,071,125
TerraForm Power Operating LLC
6.12% due 06/15/25[2,3,4]	1,000,000	1,065,000
Pattern Energy Group, Inc.
5.88% due 02/01/24[3]	1,000,000	1,055,000
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,035,000
Phillips 66 Partners, LP
3.55% due 10/01/26[2]	1,000,000	978,316
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	645,750
5.13% due 06/30/27	300,000	309,000
Trinidad Drilling Ltd.
6.63% due 02/15/25[3]	1,000,000	935,000

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 97.9% (continued)
Energy – 59.2% (continued)
Comstock Resources, Inc.
10.00% due 03/15/20[8]	750,000	$746,250
NGPL PipeCo LLC
4.88% due 08/15/27[3]	350,000	366,748
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[5]	3,500,000	175,000
Murphy Oil Corp.
5.75% due 08/15/25	100,000	102,990
Total Energy		49,922,194
Utilities – 9.5%
Terraform Global Operating LLC
9.75% due 08/15/22[3]	2,050,000	2,275,500
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2,3]	2,080,000	2,184,000
AES Corp.
5.50% due 04/15/25[2]	1,000,000	1,051,250
6.00% due 05/15/26	400,000	430,500
4.88% due 05/15/23	250,000	257,500
5.13% due 09/01/27	150,000	153,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[2]	850,000	873,375
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	775,000	792,438
Total Utilities		8,018,313
Communications – 7.8%
MDC Partners, Inc.
6.50% due 05/01/24[3]	1,775,000	1,788,313
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3]	1,425,000	1,405,405
EIG Investors Corp.
10.88% due 02/01/24	1,000,000	1,100,000
Cengage Learning, Inc.
9.50% due 06/15/24[2,3]	1,000,000	870,000
SFR Group S.A.
7.38% due 05/01/26[3]	700,000	756,000
DISH DBS Corp.
7.75% due 07/01/26	450,000	516,677
AMC Networks, Inc.
4.75% due 08/01/25	150,000	151,500
Total Communications		6,587,895

See notes to financial statements.
GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 97.9% (continued)
Consumer, Cyclical – 6.3%
Ferrellgas Partners Limited Partnership / Ferrellgas Partners Finance Corp.
8.63% due 06/15/20	1,665,000	$1,581,750
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[2]	1,200,000	1,188,000
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[2]	800,000	776,000
L Brands, Inc.
7.60% due 07/15/37	500,000	500,000
Nathan’s Famous, Inc.
10.00% due 03/15/20[3]	400,000	418,000
Tesla, Inc.
5.30% due 08/15/25[2,3]	350,000	341,250
TVL Finance plc
8.50% due 05/15/23	GBP 180,000	266,351
PetSmart, Inc.
5.88% due 06/01/25[3]	250,000	218,125
CalAtlantic Group, Inc.
5.00% due 06/15/27	35,000	35,372
Total Consumer, Cyclical		5,324,848
Financial – 5.6%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/21[3]	650,000	672,750
7.25% due 08/15/24[3]	450,000	451,125
7.38% due 04/01/20[3]	400,000	412,500
6.88% due 04/15/22[3]	350,000	351,750
FBM Finance, Inc.
8.25% due 08/15/21[3]	700,000	749,000
Kennedy-Wilson, Inc.
5.88% due 04/01/24[2]	725,000	746,750
NewStar Financial, Inc.
7.25% due 05/01/20	450,000	463,500
Lincoln Finance Ltd.
6.87% due 04/15/21	EUR 250,000	313,349
iStar, Inc.
4.63% due 09/15/20	100,000	102,250
5.25% due 09/15/22	100,000	101,500
USIS Merger Sub, Inc.
6.88% due 05/01/25[3]	200,000	203,750
NFP Corp.
6.88% due 07/15/25[3]	175,000	177,625
Total Financial		4,745,849

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
CORPORATE BONDS†† – 97.9% (continued)
Industrial – 3.6%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	$1,840,750
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[3]	560,000	620,200
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3]	500,000	542,500
Total Industrial		3,003,450
Consumer, Non-cyclical – 3.4%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	1,200,000	1,245,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3]	825,000	835,313
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[3]	575,000	613,864
Beverages & More, Inc.
11.50% due 06/15/22[3]	200,000	187,500
Total Consumer, Non-cyclical		2,881,677
Basic Materials – 2.5%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3]	950,000	1,075,875
Eldorado Gold Corp.
6.13% due 12/15/20[3]	680,000	691,050
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3]	225,000	238,725
GCP Applied Technologies, Inc.
9.50% due 02/01/23[3]	75,000	84,750
Total Basic Materials		2,090,400
Total Corporate Bonds
(Cost $78,979,354)		82,574,626
SENIOR FLOATING RATE INTERESTS†† – 32.5%
Utilities – 15.6%
Viva Alamo LLC
5.57% (3 Month USD LIBOR + 425 bps) due 02/22/21[2,6]	2,657,367	2,524,497
MRP Generation Holding
8.33% (3 Month USD LIBOR + 700 bps) due 10/18/22[2,6]	1,980,000	1,851,300
Panda Moxie Patriot
7.08% (3 Month USD LIBOR + 575 bps) due 12/19/20[2,6]	1,894,387	1,752,308
Panda Power
7.83% (3 Month USD LIBOR + 650 bps) due 08/21/20[2,6]	1,967,967	1,740,431
Invenergy Thermal Operating I, LLC
6.83% (3 Month USD LIBOR + 550 bps) due 10/19/22[2,6]	1,560,382	1,482,363

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS†† – 32.5% (continued)
Utilities – 15.6% (continued)
Exgen Texas Power LLC
6.08% (3 Month LIBOR + 475 bps) due 09/18/21[2,6]	1,989,444	$1,233,456
Panda Temple II Power
7.33% (3 Month USD LIBOR + 600 bps) due 04/03/19[2,6]	1,249,321	1,136,882
Stonewall
6.83% (3 Month USD LIBOR + 550 bps) due 11/15/21[2,6]	1,200,000	1,128,000
Panda Hummel
7.24% (1 Month USD LIBOR + 600 bps) due 10/27/22[2,6]	335,000	306,525
Total Utilities		13,155,762
Energy – 10.0%
Cactus Wellhead
7.32% (3 Month USD LIBOR + 600 bps) due 07/31/20[2,6]	3,463,105	3,359,211
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 800 bps) due 04/07/22†††,2,6,7	2,138,889	2,112,152
Penn Virginia Holding Corp.
8.00% (3 Month USD LIBOR + 700 bps) due 09/29/22[2,6,9]	1,275,000	1,249,500
Summit Midstream Partners, LP
7.24% (1 Month USD LIBOR + 600 bps) due 05/13/22[2,6]	997,500	1,009,969
Ultra Petroleum, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 04/12/24[2,6]	500,000	498,750
PSS Companies
5.83% (3 Month USD LIBOR + 450 bps) due 01/28/20[2,6]	222,729	194,888
Total Energy		8,424,470
Industrial – 3.0%
Arctic Long Carriers
5.74% (1 Month USD LIBOR + 450 bps) due 05/18/23[2,6]	1,995,000	2,008,726
Diversitech Holdings, Inc.
8.84% (1 Month USD LIBOR + 750 bps) due 06/02/25[2,6]	500,000	503,750
Total Industrial		2,512,476
Consumer, Cyclical – 2.0%
Accuride Corp.
8.33% (3 Month USD LIBOR + 700 bps) due 11/17/23[2,6]	1,430,046	1,444,346
Blue Nile, Inc.
7.83% (3 Month USD LIBOR + 650 bps) due 02/17/23[2,6]	271,563	270,205
Total Consumer, Cyclical		1,714,551
Technology – 1.6%
Planview, Inc.
10.99% (1 Month LIBOR + 975 bps) due 07/27/23†††,2,6,7	1,000,000	986,600
Advanced Computer Software
10.81% (3 Month USD LIBOR + 950 bps) due 01/31/23[2,6]	350,000	323,460
Total Technology		1,310,060

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2017

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS†† – 32.5% (continued)
Communications – 0.3%
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23[2,6]	311,907	$286,899
Total Senior Floating Rate Interests
(Cost $26,742,179)		27,404,218
ASSET-BACKED SECURITIES†† – 1.1%
Collateralized Loan Obligations – 1.1%
Saranac CLO II Ltd.
2014-2A, 6.47% (3 Month USD LIBOR + 515 bps) due 02/20/25[3,6]	500,000	478,089
Jamestown CLO V Ltd.
2014-5A, 6.40% (3 Month USD LIBOR + 510 bps) due 01/17/27[3,6]	500,000	476,516
Total Collateralized Loan Obligations		954,605
Total Asset-Backed Securities
(Cost $826,108)		954,605
Total Investments – 135.7%
(Cost $110,811,394)		$114,452,124
Other Assets & Liabilities, net – (35.7)%		(30,094,488)
Total Net Assets – 100.0%		$84,357,636

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Net Unrealized
Contracts to			Settlement	Settlement	September	Appreciation/
Counterparty	Buy (Sell)	Currency	Date	Value	30, 2017	Depreciation
Barclays Capital, Inc.	(705,000)	CAD	10/12/17	$580,704	$565,055	$15,649
Bank of America	(274,000)	EUR	10/12/17	328,377	324,023	4,354
Barclays Capital, Inc.	(206,000)	GBP	10/12/17	271,606	276,085	(4,479)
						$15,524

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 5.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 5.
†††	Value determined based on Level 3 inputs — See Note 5.
1	Rate indicated is the 7 day yield as of September 30, 2017.
2
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreement and unfunded loan commitments. As of September 30, 2017, the total market value of segregated or earmarked securities was $57,389,532.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $37,097,808 (cost $35,606,418), or 44.0% of total net assets.

4	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is rate effective at September 30, 2017.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	September 30, 2017

5	Security is in default of interest and/or principal obligations.
6	Variable rate security. Rate indicated is rate effective at September 30, 2017.
7	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $3,098,752, (cost $3,081,567) or 3.7% of total net assets.
8	Paid-in-kind security.
9
This position was unsettled at period end. The underlying reference rate will not be applied to the effective rate until settlement occurs. In some instances, the effective rate equals the spread amount listed plus an additional minimum rate.

B.V.	Limited Liability Company
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Corporation
USD	United States Dollar

See Sector Classification in Supplemental Information section.
The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 5 in the Notes to Financial Statements):
			Level 2		Level 3
	Level 1		Significant		Significant
Investments in	Quoted	Level 1 -	Observable	Level 2 -	Unobservable
Securities (Assets)	Prices	Other*	Inputs	Other*	Inputs	Total
Asset-Backed Securities	$—	$—	$954,605	$—	$—	$954,605
Common Stocks	1,600,786	—	—	—	—	1,600,786
Corporate Bonds	—	—	82,574,626	—	—	82,574,626
Forward Foreign Currency
Exchange Contracts	—	—	—	20,003	—	20,003
Money Market Fund	1,870,312	—	—	—	—	1,870,312
Senior Floating Rate Interests	—	—	24,305,466	—	3,098,752	27,404,218
Warrants	—	—	47,577	—	—	47,577
Total Assets	$3,471,098	$—	$107,882,274	$20,003	$3,098,752	$114,472,127

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2017

			Level 2		Level 3
	Level 1		Significant		Significant
Investments in	Quoted	Level 1 -	Observable	Level 2 -	Unobservable
Securities (Liabilities)	Prices	Other*	Inputs	Other*	Inputs		Total
Forward Foreign Currency
Exchange Contracts	$—	$—	$—	$4,479	$—		$4,479
Unfunded Loan Commitments	—	—	—	—	—	**	—	**
Total Liabilities	$—	$—	$—	$4,479	$—		$4,479

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.
**	Market value is less than $1.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:
	Ending Balance at
Category	09/30/17	Valuation Technique	Unobservable Inputs
Senior Floating Rate Interests	$2,112,152	Model Price	Trade Price
Senior Floating Rate Interests	986,600	Model Price	Purchase Price
Total	$3,098,752

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended September 30, 2017, there were no transfers between levels.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	September 30, 2017

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2017:
Level 3 — Fair value measurement using significant unobservable inputs
	Assets			Liabilities
	Corporate	Senior Floating	Total	Unfunded Loan
	Bonds	Rate Interests	Assets	Commitments
Beginning Balance	$ 456,911	$ —	$ 456,911	$—
Purchases/(Receipts)	—	3,673,125	3,673,125	—
(Sales, maturities and paydowns)/Fundings	—	(603,473)	(603,473)	—
Corporate actions	(484,500)	—	(484,500)	—
Total realized gains or losses included in earnings	—	3,236	3,236	—
Total change in unrealized gains or
losses included in earnings	27,589	25,864	53,453	(—)*
Ending Balance	$ —	$3,098,752	$3,098,752	$(—)*
Net change in unrealized appreciation (depreciation)
for investments in securities still held
at September 30, 2017	$ —	$ 17,186	$ 17,186	$(—)*
* Market value is less than $1.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2017

ASSETS:
Investments, at value (cost $110,811,394)	$114,452,124
Cash	388,356
Unrealized appreciation on forward foreign currency exchange contracts	20,003
Receivables:
Interest	1,673,939
Investments sold	8,264
Other assets	4,543
Total assets	116,547,029
LIABILITIES:
Unfunded loan commitments, at value (Note 8)	—
Reverse repurchase agreements	29,985,313
Foreign currency, at value (cost $9,470)	9,244
Interest payable on borrowings	77,682
Segregated cash for reverse repurchase agreements due to broker	214,000
Unrealized depreciation on forward foreign currency exchange contracts	4,479
Payable for:
Investments purchased	1,703,438
Investment advisory fees	120,743
Professional fees	64,111
Other liabilities	10,383
Total liabilities	32,189,393
NET ASSETS	$84,357,636
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 75,855 shares issued and outstanding	$759
Additional paid-in capital	75,224,688
Distributions in excess of net investment income	(15,524)
Accumulated net realized gain on investments	5,490,715
Net unrealized appreciation on investments	3,656,998
NET ASSETS	$84,357,636
Net asset value	$1,112.09

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 25

STATEMENT OF OPERATIONS	September 30, 2017

For the Year Ended September 30, 2017
INVESTMENT INCOME:
Interest	$9,756,564
Total investment income	9,756,564
EXPENSES:
Investment advisory fees	1,508,648
Interest expense	466,477
Professional fees	121,679
Trustees’ fees and expenses*	67,651
Fund accounting fees	55,585
Printing fees	41,573
Administration fees	33,190
Transfer agent fees	22,989
Custodian fees	11,740
Insurance	8,978
Other expenses	3,961
Total expenses	2,342,471
Net investment income	7,414,093
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,413,615
Foreign currency transactions	10,700
Forward foreign currency exchange contracts	(8,583)
Net realized gain	8,415,732
Net change in unrealized appreciation (depreciation) on:
Investments	(4,516,833)
Foreign currency translations	1,468
Forward foreign currency exchange contracts	3,925
Unfunded commitments	(28,088)
Net change in unrealized appreciation (depreciation)	(4,539,528)
Net realized and unrealized gain	3,876,204
Net increase in net assets resulting from operations	$11,290,297

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	September 30, 2017

	Year Ended	Year Ended
September 30, 2017		September 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,414,093	$7,389,788
Net realized gain (loss) on investments	8,415,732	(2,682,930)
Net change in unrealized appreciation (depreciation) on investments	(4,539,528)	11,160,866
Net increase in net assets resulting from operations	11,290,297	15,867,724
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,794,552)	(7,415,063)
SHAREHOLDER TRANSACTIONS:
Reinvestments	441,267	257,704
Common shares redeemed through tender offers	(4,429,638)	—
Net increase (decrease) in net assets resulting
from shareholder transactions	(3,988,371)	257,704
Net increase (decrease) in net assets	(492,626)	8,710,365
NET ASSETS:
Beginning of period	84,850,262	76,139,897
End of period	$84,357,636	$84,850,262
Undistributed (distributions in excess of) net investment
income at end of period	$(15,524)	$172,682

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 27

STATEMENT OF CASH FLOWS	September 30, 2017
For the year ended September 30, 2017
Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$11,290,297
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	4,516,833
Net change in unrealized appreciation on foreign currency translations	(1,468)
Net change in unrealized appreciation on forward foreign currency contracts	(3,925)
Net realized gain on investments	(8,413,615)
Net accretion of bond discount and amortization of bond premium	(1,622,232)
Purchase of long-term investments	(65,082,844)
Proceeds from sale of long-term investments	64,402,684
Paydowns received on asset backed securities	2,923,930
Net purchase of short-term investments	(1,870,312)
Increase in interest receivable	(139,666)
Decrease in investments sold receivable	4,945,746
Decrease in tax reclaims receivable	1,833
Decrease in other assets	12,996
Decrease in segregated cash for reverse repurchase agreements due to broker	(8,000)
Decrease in investments purchased payable	(935,833)
Increase in investment advisory fees payable	14,217
Increase in professional fees	8,172
Decrease in other liabilities	(13,558)
Net Cash Provided by Operating and Investing Activities	10,025,255
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,353,285)
Proceeds from reverse repurchase agreements	331,390,102
Payments made on reverse repurchase agreements	(329,335,786)
Payments for common shares redeemed for tender offers	(4,429,638)
Decrease in offering costs payable	(158,044)
Increase in interest payable on borrowings	77,296
Net Cash Provided in Financing Activities	(9,809,355)
Net increase in cash	215,900
Cash at Beginning of Period	163,212
Cash at End of Period (including foreign currency)	$379,112
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$389,181
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$441,267
Supplemental Disclosure of Non Operating Activity: Additional principal received on
payment-in-kind bonds	$14,848

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	September 30, 2017

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015(a)
Per Share Data:
Net asset value, beginning of period	$1,068.74	$962.31	$1,000.00
Income from investment operations:
Net investment income(b)	94.86	93.30	1.51
Net gain (loss) on investments (realized and unrealized)	48.43	106.74	(37.20)
Total from investment operations	143.29	200.04	(35.69)
Less distributions from:
Net investment income	(99.94)	(93.61)	—
Total distributions to shareholders	(99.94)	(93.61)	—
Common shares’ offering expenses charged to paid-in capital	—	—	(2.00)
Net asset value, end of period	$1,112.09	$1,068.74	$962.31
Total Return(c)
Net asset value	13.60%	22.66%	(3.77)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$84,358	$84,850	$76,140
Ratio to average net assets of:
Net investment income, including interest expense	8.35%	10.18%	1.26%
Total expenses, including interest expense(d)	2.64%	2.09%	1.69%
Portfolio turnover rate	53%	27%	65%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$29,985	$27,931	$—
Asset Coverage per $1,000 of indebtedness(e)	$3,813	$4,038	$—

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Excluding interest expense, the operating expense ratio would be 2.11% for the year ended September 30, 2017 and 1.95% for the year ended September 30, 2016.
(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS	September 30, 2017

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) provides advisory services. GFIA is an affiliated entity.
Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and GFIA are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
(c) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(d) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(e) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2017.
(f) Interests in Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(g) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 2 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.
Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The Fund may utilize derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:
	Average Settlement
Use	Purchased	Sold
Hedge	$143,645	$1,391,727

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign	Unrealized depreciation on forward foreign
	currency exchange contracts	currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2017:
		Forward Foreign
		Currency Exchange
	Primary Risk Exposure	Contracts
Asset Derivative Investments Value	Foreign exchange risk	$20,003
Liability Derivative Investments Value	Foreign exchange risk	$ 4,479

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:
Realized Loss on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$(8,583)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange
Primary Risk Exposure	Contracts
Foreign exchange risk	$3,925

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker or cash and/or securities segregated at the custodian bank.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 3 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:
Net
			Amount	Gross Amounts
		Gross	of Assets	Not Offset in the
		Amounts	Presented	Statement of Assets
	Gross	Offset In the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign currency	$20,003	$—	$20,003	$4,479	$—	$15,524
exchange contracts
			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset In the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse repurchase	$29,985,313	$—	$29,985,313	$29,985,313	$—	$—
agreements
Forward foreign currency	4,479	—	4,479	4,479	—	—
exchange contracts

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.
Counterparty	Cash Pledged	Cash Received
Citigroup, Inc.	$—	$214,000

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

Note 4 –Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
GFIA engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, licensing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 5 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 – quoted prices in active markets for identical assets or liabilities.
Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 6 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The tax character of distributions paid during the year ended September 30, 2017 was as follows:
Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$7,794,552	$—	$—	$7,794,552

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$7,415,063	$—	$—	$7,415,063

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated	Other
Ordinary	Long-Term	Appreciation/	Capital and	Temporary
Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
$3,096,534	$2,494,190	$3,541,465	$—	$—	$9,132,189

Capital loss carryforward amounts may be limited due to Federal income tax regulations.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund had no capital loss carryforwards.
For the year ended September 30, 2017, the Fund utilized a capital loss carryforward in the amount of $2,734,257.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, paydown reclasses, "mark-to-market" of forward foreign currency exchange contracts, and dividend reclasses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:
	Undistributed	Accumulated
Paid In	Net Investment	Net Realized
Capital	Income/(Loss)	Gain/(Loss)
$(1,493)	$192,253	$(190,760)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Gain	(Loss)	Gain/(Loss)
$110,911,403	$7,443,254	$(3,902,533)	$3,540,721

Note 7 – Securities Transactions
For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:
Purchases	Sales
$65,082,844	$64,402,684

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$ 1,313,188	$ 5,322,406	$ 247,258

Note 8 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion.
The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of September 30, 2017, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $57,389,532.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The unfunded loan commitments as of September 30, 2017, were as follows:
Borrower	Maturity Date	Face Amount	Value
Beacon Roofing Supply, Inc.	02/28/18	$1,725,000	$—*
* Market value is less than $1.

Note 9 – Leverage – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended September 30, 2017, the average daily balance for which reverse repurchase agreements were outstanding amounted to $31,324,457. The weighted average interest rate was 1.49%. At September 30, 2017, there was $29,985,313 in reverse repurchase agreements outstanding.
As of September 30, 2017, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	1.74% - 1.99%	10/25/17	$ 3,318,687
Barclays Capital, Inc.	(1.00)%*	Open Maturity	663,750
Bank of America	1.68%	10/18/17	1,620,789
Citigroup, Inc.	(0.25)% - 1.25%*	Open Maturity	3,993,000
JPMorgan	1.99%	10/12/17	4,848,000
BNP Paribas	1.72%	10/20/17	3,035,000
Royal Bank of Canada	1.79%	10/20/17	955,000
Societe Generale	2.25%	04/12/18	11,551,087
			$29,985,313

* Variable rate security. Rate indicated is rate effective at September 30, 2017.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2017, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	Great than
	Continuous	30 days	90 days	Total
Corporate Bonds	$4,656,750	$13,777,476	$11,551,087	$29,985,313
Total Reverse Repurchase Agreements	$4,656,750	$13,777,476	$11,551,087	$29,985,313
Gross amount of recognized liabilities
for reverse repurchase agreements	$4,656,750	$13,777,476	$11,551,087	$29,985,313

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 10 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 75,855 issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Beginning Shares	79,393	79,122
Common shares redeemed through tender offer	(3,928)	—
Common shares issued through dividend reinvestment	390	271
Ending shares	75,855	79,393

Tender Offer
During the year ended September 30, 2017, the Board approved three tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding		Purchase Price
Dates	shares as of expiration)	Shares Tendered	(NAV on Expiration)
April 7, 2017	1,988	10,011	$1,149.25
July 7, 2017	1,940	9,629	$1,105.21
October 6, 2017	1,894	11,059	$1,112.83

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2017

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 11 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements, except the event disclosed below.
On November 15, 2017, the Board approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock, or 1,896 shares of the Fund at a price equal to the Fund’s net asset value per share on January 5, 2018, the day on which the tender offer will expire.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	September 30, 2017

The Board of Trustees and Shareholders of Guggenheim Energy & Income Fund
We have audited the accompanying statement of assets and liabilities of Guggenheim Energy & Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2017, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers and paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Energy & Income Fund at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Tysons, Virginia
November 29, 2017

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	September 30, 2017

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.
	Qualified Interest	Qualified Short-Term
Fund	Income	Capital Gain
Guggenheim Energy & Income Fund	70.56%	100.00%

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees

Randall C. Barnes	Trustee	Since 2015	Current: Private Investor (2001-present).	96	Current: Trustee, Purpose Investments
(1951)					Funds (2014-Present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc.
(1987-1990).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 45

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued

Donald A. Chubb, Jr.	Trustee and	Since 2015	Current: Retired.	93	Former: Midland Care, Inc.
(1946)	Chairman				(2011-2016).
	of the		Former: Business broker and manager of commercial real estate, Griffith & Blair,
	Valuation		Inc. (1997-2017).
Oversight
Committee
Jerry B. Farley	Trustee and	Since 2015	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc.
(1946)	Chair of the				(2004-present); CoreFirst Bank & Trust
	Audit				(2000-present).
Committee
(Effective
5/24/17)
Roman Friedrich III	Trustee and	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company	93	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp.
	Committee				(2011-2012).
Robert B. Karn III	Trustee	Since 2015	Current: Consultant (1998-present).	93	Current: GP Natural Resource Partners,
(1942)					LLC (2002- present).
Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and
			Economic Consulting, St. Louis office (1987-1997).		Former: Peabody Energy Company
(2003- Apr. 2017).
Ronald A. Nyberg	Trustee and	Since 2015	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present).	98	Current: Edward-Elmhurst Healthcare
(1953)	Chairman				System (2012-present).
	of the		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice
	Nominating		President, General Counsel, and Corporate Secretary, Van Kampen
	and		Investments (1982-1999).
Governance
Committee

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued

Maynard F. Oliverius	Trustee	Since 2015	Current: Retired.	93	Current: Robert J. Dole Institute of
(1943)					Politics (2016-present); Stormont-Vail
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation
(1999-present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E. Toupin, Jr.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present).	95	Former: Bennett Group of Funds
(1958)	Chairman				(2011-2013).
	of the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Interested Trustee:

Donald C.	Trustee	Since 2015	Current: Vice Chairman, Guggenheim Investments (2010-present).	226	Current: Clear Spring Life Insurance
Cacciapaglia***					Company (2015-present); Guggenheim
(1951)			Former: President and CEO, certain other funds in the Fund Complex		Partners Japan, Ltd. (2014-present);
			(2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Guggenheim Partners Investment
Management Holdings, LLC (2014-
present); Delaware Life (2013-present);
Guggenheim Life and Annuity Company
(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Fund’s Adviser and/or the parent of the Adviser.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

OFFICERS
Term of
	Position(s)	Office and
	held	Length of
Name, Address*	with the	Time
and Year of Birth	Trust	Served**	Principal Occupations During Past Five Years
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
Catalucci	Compliance		(2014-present); AML Officer, certain funds in the Fund Complex (2016-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance
Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and
certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners
(1960)	Treasurer		Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC
(2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Amy J. Lee	President,	Since 2015	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain
(1961)	Chief		other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Executive
	Officer		Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit
	(Effective		Corporation (2004-2012).
November 2017)
and Chief Legal
Officer

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers continued:

Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
(1984)	Secretary
Former: J.D., University of Kansas School of Law (2009-2012).
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	September 30, 2017

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years

Officers continued:

Bryan Stone	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	CFO, Chief	Since 2015	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Accounting		Guggenheim Investments (2010-present).
Officer and
	Treasurer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and
Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen
Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), January-June 2017; previously, Senior Analyst of US Fund Administration, HGINA, since March 2014; Senior Associate of Fund
Administration, Cortland Capital Market Services, LLC 2013-2014; Experienced Associate, PricewaterhouseCoopers LLP 2012-2013.

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 51

DIVIDEND REINVESTMENT PLAN (Unaudited)	September 30, 2017

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)-488-3559.

52 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX)	September 30, 2017

Report of the Guggenheim Energy & Income Fund (XGEIX) Contracts Review Committee
Guggenheim Energy & Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund, pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 53

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing materials, the “Contract Review Materials”).
The Committee also considered the unique features of the Fund as compared to the other closed-end funds for which Guggenheim Investments serves as investment adviser, including that the common shares of beneficial interest of the Fund (“Common Shares”) are not listed for trading on any securities exchange, and that the Fund has conducted, and may in the future conduct, limited quarterly tender offers in the sole discretion of the Board.
The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim closed-end funds, and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee considered the Adviser’s responsibility to oversee the SubAdviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry, and issues germane to closed-end funds in particular, and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and

54 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.
In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and fund accounting services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: With respect to performance, the Committee considered that the Fund has a limited operating history, with an inception date of August 13, 2015. The Committee noted that the Fund’s primary investment objective is to provide high income and that, as a secondary investment objective, the Fund seeks capital appreciation. The Committee observed that, in pursuit of these investment objectives, under normal market conditions, the Fund invests at least 80% of its managed assets in (i) securities of energy companies, and (ii) income producing securities of other issuers.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 55

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

The Committee considered Guggenheim’s explanation that given the uniqueness of the Fund’s investment strategy and structure, no relevant peers were identified for performance comparison purposes. Instead, Guggenheim presented the returns of the Barclays High Yield Energy Index (the “Barclays Index”) for performance comparison. In this regard, the Committee considered that Guggenheim uses the Barclays Index for purposes of the Fund’s quarterly performance reporting to the Board.
The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2016, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2016 and annualized for the since inception period ended December 31, 2016.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: With respect to the evaluation of the Fund’s advisory fee and expense ratio, the Committee considered Guggenheim’s discussion of the challenges associated with developing a relevant peer group for the Fund given the uniqueness of its investment strategies. In this connection, the Committee noted that Guggenheim identified two other unlisted funds—Western Asset Middle Market Debt Fund (“XWAMX”) and Western Asset Middle Market Income Fund (“XWMFX” and together with XWAMX, the “WAM Funds”)—for comparison purposes given similarity in structure (as unlisted closed-end funds), noting, however, that such funds were deemed not relevant by Guggenheim for performance comparisons in light of the differences in investment strategies between the Fund and the WAM Funds, and thus, the WAM Funds were provided merely as a reference point with respect to fees and expenses. Bearing in mind the foregoing, the Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the WAM Funds, as presented in a report prepared by FUSE Research Network LLC (“FUSE”), an independent, third-party research provider. The Committee also reviewed the average and median advisory fees and expense ratios among the three funds (i.e., the Fund and the WAM Funds), including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the group of funds. Although the Fund’s total net expense ratio was the highest among the funds, the Fund’s contractual advisory fee was the lowest as compared to the WAM Funds. The Committee also noted the size of the Fund relative to the WAM Funds based on the average net assets under management as presented by FUSE in its report. In addition, the Committee took into account that Guggenheim Investments does not manage any other funds or separate accounts with an investment strategy comparable to that of the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Fund for providing certain administrative and fund accounting services. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee considered the potential of the Adviser to experience economies of scale. In this connection, the Committee noted the structural limitations to asset growth, given the possibility of periodic tenders offers. The Committee also took into account the Fund’s intention to complete an event intended to provide liquidity to shareholders on or before July 28, 2023 (the “Liquidity Event Date”). In addition, the Committee considered management’s view that the Fund’s advisory fee currently reflects an appropriate level of sharing of any economies of scale and that they would have the opportunity in the future to periodically re-examine economies of scale and the appropriateness of the advisory fees payable by the Fund to the Adviser.
The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services currently provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing high income and secondary objective of seeking capital appreciation.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 57

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: As with the Investment Advisory Agreement, the Committee noted that the Fund had a limited operating history and took into account the Fund’s primary and secondary investment objectives and strategies. In this connection, the Committee considered Guggenheim’s fixed-income expertise and noted that the performance of other fixed income funds managed by Guggenheim was being reviewed as a part of the annual contract review process for the other relevant Guggenheim Funds. The Committee also noted the information previously provided by management concerning Guggenheim’s Corporate Credit Team, including the number of investment professionals and the biographies of members of the Corporate Credit Investment Committee, as well as information about the Energy Research Team, which is a part of the Corporate Credit Team.
The Committee reviewed the performance of the Fund and the Barclays Index for the since-inception and one-year periods ended December 31, 2016. The Committee noted that the Fund’s return on a net asset value basis exceeded the return of the Barclays Index for both periods. The Committee also noted that, as a non-listed Fund, the Fund does not have a market price or market price return. In addition, given the Fund’s primary investment objective, the Committee took into account the Fund’s distribution rate.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark. In this respect, the Committee noted Guggenheim’s statement that the Fund’s risk-adjusted returns have been well in excess of the benchmark.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate with respect to the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)

58 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENERGY & INCOME FUND (XGEIX) (continued)	September 30, 2017

Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 59

FUND INFORMATION (Unaudited)	September 30, 2017

Board of Trustees
Randall C. Barnes
Donald C. Cacciapaglia*
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Robert B. Karn III
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman
* Trustee is an “interested person” (as defined
   in section 2(a)(19) of the 1940 Act) (“Inter-
   ested Trustee”) of the Trust because of his po-
   sition as the President and CEO of the
   Investment Adviser and Sub-Adviser.
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment Management, LLC
Santa Monica, CA
Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD
Custodian
The Bank of New York Mellon
New York, NY
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY
Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, VA

60 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	September 30, 2017

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at computershare.com/investor.

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 61

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ABOUT THE FUND MANAGER
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/17)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GEI-AR-0917

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,475 and $33,463 for the fiscal years ending September 30, 2017 and September 30, 2016, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ending September 30, 2017 and September 30, 2016, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,441 and $8,195 for the fiscal years ending September 30, 2017 and September 30, 2016, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending September 30, 2017 and September 30, 2016, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,”  to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
●	Annual financial statement audits
●	Seed audits (related to new product filings, as required)
●	SEC and regulatory filings and consents

Audit-Related Services
●	Accounting consultations
●	Fund merger/reorganization support services
●	Other accounting related matters
●	Agreed upon procedures reports
●	Attestation reports
●	Other internal control reports

Tax Services
●	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

●	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $8,441 and $8,195 for the fiscal years ending September 30, 2017 and September 30, 2016, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a)
The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Robert B. Karn III; Donald A. Chubb, Jr.; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b)	Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of September 30, 2017:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser – Managing Director	2015
Guggenheim Partners Investment Management, LLC -  Senior Managing Director – 2017 to Present; Guggenheim Partners Investment Management, LLC – Managing Director 2014 to 2017; Guggenheim Partners Investment Management, LLC – Director 2012 to 2014.

James W. Michal – Managing Director	2015	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2016–Present; Managing Director – 2012–2016.

Adam Bloch – Vice President	2015
Guggenheim Partners Investment Management, LLC: Director – 2015-Present; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Richard de Wet – Vice President	2015	Guggenheim Partners Investment Management, LLC: Portfolio Manager – 2013-Present. PIMCO 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of September 30, 2017:

Thomas Hauser:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	9	$5,234,179,225	2	$399,532,401
Other pooled investment vehicles	44	$13,123,231,690	22	$5,681,845,919
Other accounts	49	$11,458,780,575	3	$806,801,440

James W. Michal:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	19	$23,807,077,958	0	$0
Other pooled investment vehicles	5	$3,524,379,208	2	$2,663,202,402
Other accounts	14	$3,254,507,907	5	$1,111,818,525

Adam Bloch:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	14	$18,163,962,082	0	$0
Other pooled investment vehicles	5	$3,524,379,208	2	$2,663,202,402
Other accounts	13	$2,830,314,018	4	$687,624,636

Richard de Wet:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	5	$1,111,527,985	0	$0
Other pooled investment vehicles	5	$1,482,125,691	0	$0
Other accounts	28	$6,679,468,319	1	$272,309,455

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Hauser, Mr. Michal, Mr. Bloch and Mr. de Wet for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of September 30, 2017:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Thomas Hauser	None
James W. Michal	None
Adam Bloch	None
Richard de Wet	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.

(b)	Not applicable.
Item 13.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     President, Chief Executive Officer and Chief Legal Officer
Date:     December 7, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Amy J. Lee
Name:   Amy J. Lee
Title:     President, Chief Executive Officer and Chief Legal Officer
Date:     December 7, 2017
By:        /s/ John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:     December 7, 2017